Exhibit 99.1

Allied Nevada Announces Proposed Public Offering of Common Stock and Warrants

December 8, 2014 | Reno, Nevada—Allied Nevada Gold Corp. (“Allied Nevada”, “us”, “we”, “our” or the “Company”) (TSX: ANV; NYSE MKT: ANV) today announced that it intends to offer shares of common stock together with warrants in a public offering. H.C. Wainwright & Co., LLC will serve as the sole lead placement agent for the offering and Canaccord Genuity Corp. shall act as co-placement agent for the offering. While the offering is expected to price before 9:30 am EST on December 9, 2014, the offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The offering will be made in the United States only by means of a prospectus supplement and an accompanying prospectus filed as part of an effective shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-200357), which was declared effective by the United States Securities and Exchange Commission, or the SEC, on November 25, 2014. Copies of the prospectus supplement and accompanying prospectus , when available, can be obtained by request at H.C. Wainwright & Co., LLC by contacting by telephone at (212) 356-0527 or by e-mail at placements@hcwco.com. The offering will be made in Canada only by means of a Canadian MJDS prospectus supplement to the Canadian MJDS base shelf prospectus, dated November 28, 2014, filed with securities regulators in all the provinces of Canada, other than Quebec. The Canadian MJDS prospectus supplement will be, and the Canadian MJDS base shelf prospectus is, available on the Company’s profile on www.sedar.com.

The offering is subject to the approval of the Toronto Stock Exchange.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of Allied Nevada Gold’s common stock or warrants. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Additional details of the Company’s business, finances, appointments and agreements can be found as part of the Company’s continuous public disclosure as a reporting issuer with the Securities and Exchange Commission (“SEC”) and filed with Canadian securities regulators available at www.sec.gov and as filed on the Company’s profile on www.sedar.com.

For further information on Allied Nevada, please contact:

Randy Buffington	Tracey Thom
President & CEO	Vice President, Investor Relations
(775) 358-4455	(775) 789-0119

Cautionary Statement Regarding Forward Looking Information

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission (the “SEC”), all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws.

All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Such forward-looking statements include, without limitation, statements regarding our future business strategy, plans and goals; risks relating to fluctuations in the price of gold and silver; uncertainties concerning reserve, resource and grade estimates; the availability and timing of capital for financing the Company’s exploration, development and expansion activities; anticipated costs, anticipated production, anticipated sales, anticipated capital expenditures, project economics, net present values and expected rates of return; the realization of expansion and construction activities and the timing thereof; production estimates and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those in the forward-looking statements include, among others, risks relating to fluctuations in the price of gold and silver; uncertainties concerning reserve, resource and grade estimates; the availability and timing of capital for financing the Company’s exploration, development and expansion activities; anticipated costs, anticipated production, anticipated sales, anticipated capital expenditures, project economics, net present values and expected rates of return; the realization of expansion and construction activities and the timing thereof; production estimates; as well as those factors discussed in Allied Nevada’s filings with the SEC including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q (which may be secured from us, either directly or from our website at www.alliednevada.com or at the SEC website www.sec.gov). Although Allied Nevada has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

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